UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

January 21, 2020

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 572-9881

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K furnished by Guaranty Bancshares, Inc., a Texas corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on January 21, 2020 (the “Original Form 8-K”).  The purpose of this Amendment is to correct errors in the financial information furnished in Exhibit 99.1 to the Original Form 8-K.

Some of the fourth quarter average balances were incorrectly stated, and as a result the quarterly return on average assets, return on average equity and net interest margin have been restated from their previously filed values of 1.26%, 11.40% and 3.79% to 1.25%, 11.24% and 3.77%, respectively.  There is no change to any year to date numbers are that are included in the press release.

Item 2.02. Results of Operations and Financial Condition.

On January 21, 2020, the Company filed the Original Form 8-K in which it furnished a copy of the earnings release announcing its financial results for the fiscal quarter ended December 31, 2019 (the "Original Earnings Release").

In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), the Company is furnishing to the SEC a revised press release that the Company issued on January 21, 2020 (the “Revised Press Release”) announcing the Company’s financial results for the fiscal quarter ended December 31, 2019. A copy of the Revised Press Release is attached as Exhibit 99.1.

The table below compares the corrected information in the Revised Earnings Release against the information previously reported in the Original Earnings Release:

	For the Three Months Ended December 31, 2019
	Original Earnings Release			Revised Earnings Release
	Average Outstanding Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Interest Paid	Average Yield/ Rate
ASSETS
Interest-earnings assets:
Total loans	$1,698,742	$23,159	5.41%	$1,727,866	$23,159	5.32%
Securities available for sale	225,714	1,343	2.36	225,002	1,343	2.37
Securities held to maturity	158,000	989	2.48	156,263	989	2.51
Nonmarketable equity securities	12,011	169	5.58	9,078	169	7.39
Interest-bearing deposits in other banks	56,174	188	1.33	44,962	188	1.66
Total interest-earning assets	2,150,641	25,848	4.77	2,163,171	25,848	4.74
Allowance for loan losses	(16,082)			(16,312)
Noninterest-earnings assets	194,345			194,907
Total assets	$2,328,904			$2,341,766
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing deposits	$1,467,502	$4,930	1.33%	$1,450,592	$4,930	1.35%
Advances from FHLB and fed funds purchased	50,016	263	2.09	45,614	263	2.29
Subordinated debentures	11,305	154	5.40	11,305	154	5.40
Securities sold under agreements to repurchase	10,549	7	0.26	11,469	7	0.24
Total interest-bearing liabilities	1,539,372	5,354	1.38	1,518,980	5,354	1.40
Noninterest-bearing liabilities:
Noninterest-bearing deposits	510,477			532,965
Accrued interest and other liabilities	22,645			29,661
Total noninterest-bearing liabilities	533,122			562,626
Shareholders’ equity	256,410			260,160
Total liabilities and shareholders’ equity	$2,328,904			$2,341,766
Net interest rate spread			3.39%			3.34%
Net interest income		$20,494			$20,494
Net interest margin			3.79%			3.77%

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release dated January 21, 2020 reporting Fourth Quarter and Year-End 2019 Financial Results (Revised)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2020

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer